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                                                                    Exhibit 10.9

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, THE "SUBORDINATION AGREEMENT") DATED AS OF MARCH 30, 2004, AMONG AMERICAN CAPITAL FINANCIAL SERVICES, INC., AMERICAN CAPITAL STRATEGIES, LTD., CORRPRO COMPANIES, INC., THE OTHER OBLIGORS (AS DEFINED THEREIN) AND CAPITALSOURCE FINANCE LLC, AS AGENT, TO THE SENIOR DEBT (AS DEFINED THEREIN), AS MORE PARTICULARLY DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of March 30, 2004, is between COMMONWEALTH SEAGER HOLDINGS LTD., a corporation amalgamated under the laws of the Province of Alberta, Canada, CORRPRO CANADA, INC., a corporation amalgamated under the laws of the Province of Alberta, Canada, and BORZA INSPECTIONS LTD., a corporation amalgamated under the laws of the Province of Alberta, Canada (collectively and individually the "DEBTOR"), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation, or its designated affiliate (the "SECURED PARTY"), as administrative agent for the benefit of the Purchasers (as such term is defined in the Purchase Agreement described below) (in such capacity, the "SECURED PARTY").

                              W I T N E S S E T H:

                  WHEREAS, Debtor has entered into that certain Note and Equity Purchase Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "PURCHASE AGREEMENT") with Secured Party, as administrative agent for the benefit of all Purchasers, providing for, inter alia, the sale to the Purchasers of Notes by the Debtor and by CORRPRO COMPANIES, INC., an Ohio corporation ("PARENT"), CCFC, INC., a Nevada corporation, and OCEAN CITY RESEARCH CORP., a New Jersey corporation (collectively the "US LOAN PARTIES"), on the terms and conditions set forth therein; and

                  WHEREAS, the corporations forming the Debtor are affiliated entities, and each will receive direct or indirect economic benefits from the Purchasers pursuant to the Purchase Agreement;

                  AND WHEREAS the Debtor has agreed, jointly and severally, as an obligor, to provide security for their obligations under and pursuant to the Purchase Agreement and the Notes, and accordingly the Debtor has agreed to pledge and grant a security interest in the Collateral (as such term is hereinafter defined) as security for those obligations under and pursuant to the Purchase Agreement and the Notes (the "OBLIGATIONS").

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein. In addition, as used herein:

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         "ACCOUNT DEBTOR" means the obligor pursuant to any account.

         "ACCOUNTS" means any "account," as such term is defined in the PPSA and, in any event shall include the unpaid portion of the obligation of a customer.

         "SECURITY" means any "security", as such term is defined in the PPSA.

         "CHATTEL PAPER" means any "chattel paper," as such term is defined in the PPSA.

         "COLLATERAL" shall have the meaning ascribed thereto in Section 3 hereof.

         "CONTRACTS" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "COPYRIGHTS" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "DOCUMENTS" means any documents, and shall include, without limitation, all documents of title, bills of lading or other receipts evidencing or representing Inventory or Equipment.

         "EQUIPMENT" means any "equipment," as such term is defined in the PPSA.

         "FIXTURES" means assets which are affixed to real property in such a manner as to, pursuant to applicable law, be considered a fixture and form part of the real estate.

         "GOODS" means any goods as such term is defined in the PPSA, including, without limitation, Equipment, Fixtures and embedded software to the extent included in any of the foregoing.

         "INSTRUMENTS" means any instrument as such term is defined in the PPSA, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, lender letters of credit and other letters of credit, letter-of-credit rights and chattel paper.

         "INTANGIBLES" means any intangibles, as such term is defined in the PPSA, and, in any event, shall include, without limitation, payment intangibles, software, and all right, title and interest in or under all Contracts, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, copyrights, trademarks, patents, warranties, rights under insurance policies and rights of indemnification.

         "INVENTORY" means any inventory, as such term is defined in the PPSA and, in any event, shall include, without limitation, all "Inventory" as such term is defined in the Purchase Agreement.

         "LIABILITIES" shall mean, collectively, the Obligations and all obligations, liabilities and Indebtedness of Debtor under or in respect of this Agreement and the other Purchase Documents.

         "MOTOR VEHICLES" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

         "PATENTS" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, all of the goodwill of the business connected with the use of, and symbolized by all of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "PPSA" shall mean the Personal Property Security Act (Alberta) as in effect from time to time.

         "PROCEEDS" means proceeds, as such term is defined in the PPSA and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

         "RECORD" shall mean a record relating to an Intangible or Account.

         "REPRESENTATIVE" means any Person acting as agent, representative or trustee on behalf of Secured Party from time to time.

         "SOFTWARE" means all software as such term is understood in the ordinary course, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

         "TRADEMARKS" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule III attached hereto and renewals thereof, all of the goodwill of the business connected with the use of, and symbolized by each of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

         "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code of any applicable state where registration is required to perfect a security interest in the Collateral.

         SECTION 2.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTORS.
After giving effect to the transactions contemplated under the Purchase Documents, Debtor represents and warrants to, and covenants with, Secured Party, for the benefit of Secured Party and the Purchasers, as follows:

         (a) Debtor has full rights to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after-acquired Collateral, to Debtor acquiring an interest in same) and grant to Secured Party, for the benefit of Secured Party and the Purchasers, a perfected, first priority (other than with respect to property or assets covered by Permitted Liens) security interest and Lien in the Collateral pursuant to this Agreement. Upon the execution and delivery of this Agreement, and upon the filing of the necessary Uniform Commercial Code, and Personal Property Security Act financing statements in the jurisdictions listed on Schedule I attached hereto, and/or appropriate filings and/or delivery of the necessary Instruments and certificates (duly endorsed by Debtor and accompanied by appropriate instruments of transfer duly executed by Debtor) evidencing an equity interest, control and/or possession, as applicable, without any further action, Secured Party, for the benefit of Secured Party and the Purchasers, will have a good, valid, first priority (other than with respect to property or assets covered by Permitted Liens) and perfected Lien and security interest in the Collateral, subject to no transfer or other restrictions or Liens of any kind in favor of any other Person except for Permitted Liens. No financing statement relating to any of the Collateral is on file in any public office except those (i) on behalf of Secured Party, for the benefit of Secured Party and the Purchasers, (ii) in connection with Permitted Liens, and/or (iii) in favour of Royal Bank of Canada which registrations have or will be discharged as a result of the payout of such secured party by Senior Lender with part of the proceeds of the initial advance made pursuant to the Senior Credit Agreement and related documents. Debtor represents and warrants to Secured Party that it is not party to any agreement, document or instrument that conflicts with this
                  Section 2.

         (b) all of the Equipment, Inventory and Goods owned by Debtor is located at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses Debtor's name as of the date hereof as it appears in official filings in the state of its incorporation, formation or organization, as applicable, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Debtor's province of incorporation, formation or organization, as applicable (or a statement that no such number has been issued), all applicable identification numbers required for corporate identification, as applicable, state of incorporation, formation or organization, as applicable, and the chief place of business, chief executive office and the office where Debtor keeps its books and records. Debtor has only one jurisdiction of incorporation, formation or organization, as applicable. Debtor (including any Person acquired by Debtor) does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

         (c) no Copyrights, Patents or Trademarks have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks is valid and enforceable. Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, free and clear of any Liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Debtor not to sue third persons. Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks;

         (d) Debtor agrees to deliver to Secured Party an updated Schedule I within five (5) days of any change thereto; provided, that delivery or receipt of such subsequent disclosure shall not relieve or otherwise constitute a waiver by Secured Party or any Purchaser or a cure of any Default or Event of Default resulting in connection with the matters disclosed or a breach of the underlying covenant, representation or warranty (regardless of such disclosure); and

         (e) all deposit accounts and other accounts maintained by Debtor are described on Schedule I hereto, which description includes for each such account the name, address and telephone and facsimile numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. Debtor shall not open any new accounts unless Debtor shall have given Secured Party ten
                  (10) Business Days' prior written notice of its intention to open any such new accounts. Debtor shall deliver to Secured Party a revised version of Schedule I showing any changes thereto within five (5) Business Days of any such change. Debtor hereby authorizes the financial institutions at which Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and Debtor hereby consents to such information being provided to Secured Party.

         SECTION 3. COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, Debtor hereby pledges and grants to Secured Party, for the benefit of Secured Party and the Purchasers, a Lien on and security interest in and to all of Debtor's right, title and interest in all personal property, whether now owned by Debtor or in which Debtor hereafter acquires an interest and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "COLLATERAL"), including, without limitation, all of:

         (a) the Instruments of Debtor, together with all payments thereon or thereunder;

         (b)      all Accounts;

         (c)      all Inventory;

         (d)      all Intangibles;

         (e)      all Equipment;

         (f)      all Documents;

         (g)      all Contracts;

         (h)      all Goods;

         (j) all deposit accounts, including, without limitation, the balance from time to time in all bank accounts maintained by Debtor; and

         (k) all other tangible and intangible property of Debtor, including, without limitation, all Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of Debtor described in the preceding clauses of this
                  Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing and all books, correspondence, files, Records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and Records in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

         SECTION 4. EXCEPTION TO LAST DAY. The security interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease or agreement therefore, but upon the enforcement of the security interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

         SECTION 5.        EXCEPTION RESPECTING TRADE-MARKS. Notwithstanding
Section 3, Debtor's grant of security in trademarks (as defined in the Trademarks Act (Canada)) under this Agreement shall be limited to a grant by Debtor of a security interest in all of Debtor's right, title and interest in such trademarks.

         SECTION 6. COVENANTS; EVENTS OF DEFAULT, REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, Debtor hereby agrees with Secured Party, for the benefit of Secured Party and the Purchasers, as follows:

         6.1      COVENANTS

         (a) Affirmative Covenants. Each of the affirmative covenants applicable to the Debtor as set out in Article 7.1 of the Purchase Agreement is hereby specifically adopted and incorporated by reference herein.

         (b) Delivery of Instruments, Documents, Etc. Debtor shall (subject to the rights of the Senior Lenders) deliver and pledge to Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and Securities (accompanied by stock powers or assignments separate from certificate, as applicable, executed in blank) duly indorsed and/or accompanied by such instruments of assignment and transfer executed by Debtor in such form and substance as Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by Debtor in the ordinary course of business, and Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by Debtor available to Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by Secured Party or its Representative, against trust receipt or like document). If a Debtor retains possession of any Chattel Paper, negotiable Documents or

                  Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend:

         "THIS WRITING AND THE OBLIGATIONS EVIDENCED OR SECURED HEREBY ARE SUBJECT TO THE SECURITY INTEREST OF AMERICAN CAPITAL FINANCIAL SERVICES, INC., AS AGENT FOR CERTAIN PURCHASERS."

         (c) Other Documents and Actions. Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the Permitted Discretion of Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Secured Party or its Representative to exercise and enforce the rights of Secured Party hereunder with respect to such pledge and security interest, provided, that notices to Account Debtor in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing, Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code and/or Personal Property Security Act jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of the Uniform Commercial Code or Personal Property Security Act, as applicable, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Uniform Commercial Code or Personal Property Security Act, as applicable, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code or Personal Property Security Act jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         (d) Motor Vehicles. Debtor shall, promptly upon the request of Secured Party or its Representative, and where required to create or record a security interest, cause Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

         (e) Notice to Account Debtor; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of Secured Party or its Representative, Debtor shall promptly notify (and Debtor hereby authorizes Secured Party and its Representative to so notify) each Account Debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to Secured Party and (ii) Secured Party and its Representative shall have the right at any time or times to make direct verification with the Account Debtor or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

         (f) Compliance with Purchase Documents. Debtor shall comply with the provisions of the Purchase Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on dispositions, and providing Secured Party and its Representatives with the right to inspections with respect to the Collateral.

         (g) Perfection. Prior to or concurrently with the execution and delivery of this Agreement, Debtor shall:

                  (i) file such financing statements, assignments for security and other documents in such offices as may be necessary or as Secured Party or its Representative may request to perfect the security interests granted by Section 3 of this Agreement;

                  (ii) at Secured Party's request, deliver to Secured Party or its Representative the originals of all Instruments which are capable of perfection of security interest by possession together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee;

                  (iii) as to Motor Vehicles which are owned or registered in a jurisdiction which is a title jurisdiction at Secured Party's request, deliver to Secured Party or its Representative the originals of all Motor Vehicle titles, if any, duly indorsed indicating Secured Party's interest therein as lienholder;

                  (iv) at Secured Party's request, deliver to Secured Party or its Representative instruments representing or evidencing all Investment Property, in suitable form for transfer by delivery or accompanied by applicable endorsements, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party;

                  (v) take any other action or do any other thing reasonably required by Secured Party or its Representative so that Secured Party shall have a first priority perfected security interest in the Collateral, subject only to Permitted Liens; and

                  (vi) deliver the original of shares certificates which are the subject matter of the security and pledge granted in favour of the Secured Party.

         (h) Negative Covenants. Each of the negative covenants applicable to the Debtor as set out in Article 7.2 of the Purchase Agreement is hereby specifically adopted and incorporated by reference herein.

         (i) Other Liens. Debtor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

         6.2 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtor shall remain liable for any deficiency.

         6.3 PRIVATE SALE. Debtor recognizes that Secured Party may not be able to effect a public sale of the Collateral, by reasons of law, or by reason of the determination, in the discretion, of the Secured Party, and may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Securities Act (Alberta) or under any other applicable provincial or state securities laws (collectively, the "Act"), even if Debtor would agree to do so. Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense, provided, that Debtor shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Debtor further agrees that a breach of any of the covenants contained in this
Section 6.3 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.3 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

         6.4 ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Permitted Discretion of Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following upon the occurrence and during the continuance of any Event of Default:

         (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

         (b) to pay or discharge charges or Liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

         (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

         (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Documents constituting or relating to the Collateral;

         (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

         (f) to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

         (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

         (h) to the extent that a Debtor's authorization given in Section 6.1(c) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, or to file a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate, and to execute in Debtor's name such financing statements and amendments thereto and continuation statements which may require Debtor's signature; and

         (i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and at Debtor's expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do.

Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full in cash and the Purchase Agreement is terminated.

Debtor also authorizes Secured Party, at any time from and after the occurrence and during the continuance of any Event of Default, (x) to communicate in its own name with any party to any Contract

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


with regard to the assignment of the right, title and interest of Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         6.5 EVENTS OF DEFAULT. The occurrence of any one or more of the Events of Default provided for in Article 8.1 of the Purchase Agreement shall constitute an Event of Default under this Agreement.

         6.6      REMEDIES AFTER DEFAULT.

         (a) Upon the occurrence and continuance of an Event of Default, the Secured Party and its Representatives shall have the right to exercise any and all rights available to them at law, in equity or pursuant to the Purchase Agreement as set out in
                  Article 8.2 of the Purchase Agreement.

         (b) Upon the occurrence and continuance of an Event of Default, in addition to the rights made available to the Secured Party pursuant to Section 6.6(a) of this Agreement, the Secured Party may also appoint, remove and reappoint any person or persons, including an employee of the Secured Party to be a receiver (the "RECEIVER") which term shall include a receiver and manager of, or agent for, all or any part of the Collateral. Any such Receiver shall, as far as concerns responsibility for his acts, be deemed to be the agent of Debtor and not of Secured Party, and Secured Party shall not in any way be responsible for any misconduct, negligence or nonfeasance of such Receiver, his employees or agents, other than its gross negligence or willful misconduct. Except as otherwise directed by Secured Party, all money received by such Receiver shall be received in trust for and paid to Secured Party. Such Receiver shall have all of the powers and rights of Secured Party described in this Agreement and in the Purchase Agreement. Secured Party may, either directly or through its agents or nominees, exercise any or all powers and rights of a Receiver, and, specifically, to facilitate the realization of the Collateral the Secured Party may carry on or concur in the carrying on of all or any part of the business of the Debtor and may to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and use all or any of the tools, machinery and equipment of the Debtor for such time as the Secured Party sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and the Secured Party shall not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or damages in connection with such actions. Debtor shall pay all costs, charges and expenses incurred by Secured Party or any Receiver, whether directly or for services rendered (including, without limitation, solicitor's costs on a solicitor and his own client basis, auditor's costs, other legal expenses and Receiver remuneration) in enforcing this Agreement and in enforcing or collecting Obligations and all such expenses together with any money owing as a result of any borrowing permitted hereby shall be a charge on the proceeds of realization and shall be secured hereby.

         SECTION 7. TERMINATION. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Purchase Agreement and the full and complete performance and indefeasible satisfaction of all the Liabilities (other than contingent indemnification

Obligations to the extent no claim giving rise thereto has been asserted), whereupon Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtor.

         SECTION 8.        FURTHER ASSURANCES.

         (a) At any time and from time to time, upon the written request of Secured Party or its Representative, and at the sole expense of Debtor, Debtor will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as Secured Party or its Representative may reasonably require in order for Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of Secured Party, including, without limitation, using Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to Secured Party of any Collateral held by Debtor or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code and the PPSA with respect to the Liens and security interests granted hereby, transferring Collateral to Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of Liens from landlords and mortgagees. Debtor also hereby authorizes Secured Party and its Representative to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.

         (b) Upon the request of Secured Party, Debtor shall procure insurers' acknowledgments of any assignments of key man life insurance policies (if any) which may be assigned to Secured Party as additional security for the Liabilities and will take all such further action as required by any insurer or Secured Party in connection with any such assignment.

         SECTION 9. LIMITATION ON DUTY OF SECURED PARTY. The powers conferred on Secured Party under this Agreement are solely to protect Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for willful misconduct. Without limiting the foregoing, Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to Secured Party of a security interest therein or assignment thereof or the receipt by Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any

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


claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         SECTION 10.       MISCELLANEOUS.

         10.1 NO WAIVER. No failure on the part of Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

         10.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions. Debtor hereby agrees in favour of the Secured Party that the Secured Party may, in its Permitted Discretion, and to the extent the Secured Party determines such is required or desirable in furtherance of its rights and remedies hereunder, declare that any portion or all of the terms of this Agreement and the rights and remedies of the Secured Party are subject to and governed by the laws of the Province of Alberta and the Debtor hereby attorn to the jurisdiction of the courts of Alberta to the extent the Secured Creditor takes any step or action in such court for the enforcement of its rights and remedies hereunder.

         10.3 NOTICES. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Purchase Agreement.

         10.4 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Debtor and Secured Party. Any such amendment or waiver shall be binding upon Secured Party and Debtor and their respective successors and assigns.

         10.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of Secured Party.

         10.6 COUNTERPARTS; HEADINGS. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         10.7 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party and its Representative in order to carry out the intentions of the parties

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


                  hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         10.8 OTHER PURCHASE DOCUMENTS. This Agreement supplements the other Purchase Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to Secured Party or the Purchasers or their agent in any other Loan Document. In the event of any conflict between this Agreement and the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

         10.9 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF VENUE. ANY JUDICIAL PROCEEDING AGAINST DEBTOR WITH RESPECT TO THE LIABILITIES OR THIS AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR (I) ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY, (II) WAIVES PERSONAL SERVICE OF PROCESS, (III) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, PURSUANT TO ARTICLE 13.6 OF THE PURCHASE AGREEMENT, AND (IV) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION, VENUE, CONVENIENCE OR FORUM NON CONVENIENS. NOTHING SHALL AFFECT THE RIGHT OF SECURED PARTY OR ANY PURCHASER OR ANY OF THEIR REPRESENTATIVES TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY OR ANY PURCHASER OR ANY OF THEIR REPRESENTATIVES TO BRING PROCEEDINGS AGAINST DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION HAVING JURISDICTION. ANY JUDICIAL PROCEEDINGS AGAINST SECURED PARTY OR ANY PURCHASER OR ANY OF THEIR REPRESENTATIVES INVOLVING, DIRECTLY OR INDIRECTLY, THE LIABILITIES OR THIS AGREEMENT SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK. ALL PARTIES ACKNOWLEDGE THAT THEY PARTICIPATED IN THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT WITH THE ASSISTANCE OF COUNSEL AND THAT, ACCORDINGLY, NO PARTY SHALL MOVE OR PETITION A COURT CONSTRUING THIS AGREEMENT TO CONSTRUE IT MORE STRINGENTLY AGAINST ONE PARTY THAN AGAINST ANY OTHER.

         10.10 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO

                  THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

      [Remainder of page intentionally left blank, signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                 DEBTORS:

                                 COMMONWEALTH SEAGER HOLDINGS LTD. an
                                 Alberta corporation

                                 By:  /s/ Joseph W. Rog
                                    --------------------------------------------
                                 Name:    Joseph W. Rog
                                 Title:   V.P.

                                 Attention:        Barry Wasney
                                 Telephone:        780 447.4565
                                 FAX:              780 451.0544
                                 E-MAIL:           barry.wasney@corrpro.ca

                                 CORRPRO CANADA, INC. an Alberta corporation

                                 By:  /s/ Joseph W. Rog
                                    --------------------------------------------
                                 Name:    Joseph W. Rog
                                 Title:   V.P.

                                 Attention:        Barry Wasney
                                 Telephone:        780 447.4565
                                 FAX:              780 451.0544
                                 E-MAIL:           barry.wasney@corrpro.ca

                                 BORZA INSPECTIONS LTD. an Alberta corporation

                                 By:  /s/ Joseph W. Rog
                                    --------------------------------------------
                                 Name:    Joseph W. Rog
                                 Title:   Authorized Officer

                                 Attention:        Barry Wasney
                                 Telephone:        780 447.4565
                                 FAX:              780 451.0544
                                 E-MAIL:           barry.wasney@corrpro.ca

                                 SECURED PARTY:

                                 AMERICAN CAPITAL FINANCIAL SERVICES, INC., a
                                 Delaware corporation, as Agent
                                 By:      /s/ J MacDowell
                                        -----------------------------------
                                 Name:    Jeffrey N. MacDowell
                                 Title:   Vice President
                                 American Capital Financial Services, Inc.
                                 2 Bethesda Metro Centre, 14th Floor
                                 Bethesda, Maryland 20814
                                 Attention:        Compliance Officer
                                 Telecopier: (301) 654-6714

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